Exhibit 13.1

Section 906 Certification by Chief Executive Officer of Annual Report

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Zarlink Semiconductor Inc. (the "Company") on Form 20-F for the period ending March 28, 2008 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Kirk K. Mandy, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. ss. 1350, as adopted pursuant to ss. 906 of the Sarbanes-Oxley Act of 2002, that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

          Date: June 4, 2008
                                           /s/ KIRK K. MANDY
                                           -------------------------------------
                                           Kirk K. Mandy
                                           President and Chief Executive Officer